NEUBERGER BERMAN
EQUITY ASSETS(R)


SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 1, 1999

Effective December 1, 2000, Neuberger Berman Socially Responsive Assets will cease operations. Any remaining investments in the fund as of the close of business on December 1, 2000 will be liquidated at net asset value and the fund will dissolve.

The date of this supplement is November 15, 2000.